SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 29, 2002

(Date of Report)

THE RICEX COMPANY

    (Exact Name of Registrant as Specified in Charter)

Commission File Number:   0-24285

DELAWARE	68-0412200
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1241 Hawk’s Flight Court, El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 933-3000
(Registrant’s Telephone Number)

Item 5.  OTHER EVENTS

Filed as an exhibit hereto is a press release dated October 28, 2002 and issued by the RiceX Company.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.	Description
99	Press release of The RiceX Company dated October 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RICEX COMPANY

Date	October 29, 2002	/s/ Daniel L. McPeak Sr.
Chairman of the Board and
Chief Executive Officer